UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026

ROKU, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1173 Coleman Ave San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)
(408) 556-9040
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	ROKU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously announced on March 10, 2026, Roku, Inc. (the “Company”) will be updating its reportable segments to reflect the Company’s ongoing evaluation and monitoring of its business, including changes made to both its internal reporting and the information reported to the Company’s Chief Executive Officer, who serves as Chief Operating Decision Maker under relevant accounting standards. Specifically, the Company will split its current “Platform” segment into two segments – “Advertising” and “Subscriptions.” A summary of the reportable segments resulting from the split of the current “Platform” segment under the revised reporting structure follows:
Platform business: Contains digital advertising and subscription activities.
•Advertising: Includes direct and programmatic video advertising, ads integrated into the Company’s user interface, and related services.
•Subscriptions: Includes the sale of subscriptions to end users, including subscription revenue shares from content partners, the sale of Premium Subscriptions, and the sale of owned and operated subscription services. Subscriptions revenue also includes the sale of branded app buttons on remote controls.
The Company will reflect the new segment structure beginning with its financial results for the quarter ended March 31, 2026, which will be reported on April 30, 2026. This change has no impact on the Company’s consolidated results.
For informational purposes and to assist investors in making comparisons of the Company’s historical financial information with financial information to be made available in the future that will reflect the new segments, the Company has furnished certain supplemental annual financial information for the years ended December 31, 2024 and 2025 and quarterly information for the year ended December 31, 2025 in Exhibit 99.1 to this Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1*	Supplemental Financial Information for the Years Ended December 31, 2024 and 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: April 13, 2026
	By:	/s/ Dan Jedda
Dan Jedda
Chief Financial Officer and Chief Operating Officer